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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-07677________________________

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management        8401 Colesville Road          Silver Spring, MD 20910

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:         September 30, 2009

Date of reporting period:       September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND

PVALX

Annual Report
September 30, 2009

THE PROFIT FUND
LETTER TO SHAREHOLDERS

November 23, 2009

Dear Profit Fund Shareholder,

During the fiscal year ended September 30, 2009, The Profit Fund declined 0.29% versus the S&P 500 Index’s 6.91% decline. The graphic and table below show the historical performance (in percentage terms) of The Profit Fund and the S&P 500 Index, (the “Index”) over each fiscal year since 1998.

The Profit Fund vs. The S&P 500 Index
(Total Returns for Fiscal Years Ended September 30)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
The Profit Fund	-0.57%	42.52%	26.14%	-31.37%	-17.59%	30.04%	14.28%	9.82%	7.10%	16.92%	-20.12%	-0.29%
S&P 500 Index	9.57%	27.80%	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%

Market Review:
If a Q2 market return on the Index of 15% was characterized as being too much too soon, the 15% market gains for Q3 can similarly be thought of as much ado about nothing.  We at Profit Investment Management take a skeptical view that the 60% market rally during a period in which non-farm payrolls shed 2.4 million jobs is reason for our aversion to all things risk.  Below, we discuss a few economic and market indicators that we are focused on for signs of a sustainable market upturn.

Unemployment figures.

The unemployment rate continues to move higher to 9.8% in September from 9.7% in August and 9.5% in June.  The 4-week moving average for initial unemployment claims is trending lower from its April highs of mid-600,000 to mid-500,000. The

U.S. Federal Reserve considers a 4-week average above 350,000 a signal of soft labor market conditions.  The 4-week moving average number needs to trend below 600,000 and be closer to 500,000 in order for our market views to be more positive.

Institute for Supply Management Report on Business.

ISM Manufacturing PMI registered 52.9 in August and 52.6 in September.  A reading above 50 indicates expansion.  The ISM Non Manufacturing NMI registered 48.4 in August and 50.9 in September.  The September reading ended nearly a year’s worth of contraction in the services sector.  The last time the NMI did not show contraction was a year ago in September 2008 with a reading of 50. After more than a year of contraction we do not consider the recent uptick in manufacturing sustainable.

Consumer Confidence.

The Conference Board’s Consumer Confidence Index has risen admirably from below 30 in March of this year to a recent print of 53.1 in September.  Historically, the Consumer Confidence Index averages in the low-70’s during a recession.  During a recovery the index tends to trend in the high-80’s to 90 and is often seen above 100 during expansionary periods. Personal consumption expenditures are also in an upward trajectory since March 2009.  September personal spending data came in at 1.3%, slightly above expectations of 1.1%.

Signs of actual earnings improvement and visibility.

Looking back at the 2002/2003 bottoming process, it was not until earnings were clearly in recovery, off of trough lows, that the market was able to stage a sustainable turn.  An earnings trough in late 2002 occurred in the midst of a bottoming process, not the start of a new sustainable turn in stocks.  In our view, stocks will not improve until investors have evidence of actual earnings recovery and the visibility needed to accurately gauge a company’s worth.

Financials led the recent rally in the Index with the sector up 25% for Q3.  Street analysts are recommending bank stocks based off of “normalized” 2011 earnings.  In light of current economic headwinds, continued housing market concerns, and  new regulatory mandates we believe it’s a bit presumptuous to value a company solely based off of an assumed earnings power two years into the future.

Treasury bill yields/bond market investors.

3-month Treasury bills dropped from less than 20 basis points a quarter ago to less than 10 basis points, not the sort of returns that indicate a real propensity for risk taking.  U.S. bond funds reported $43 billion in asset inflows in August and have attracted $180 billion year to date.  U.S. equity funds reported $4 billion in asset inflows in August and have attracted $15 billion year to date.  Certain market pundits continue to highlight the “cash sitting on the sidelines” as a reason for further market gains.  Yet for every dollar flowing into the equity market, investors are putting multiples of that investment in less risky markets.

Until the day comes that we believe a sustained market recovery can take place, we have chosen to hold onto our diversified portfolio of well managed, cash flow positive, unlevered companies trading at what we consider to be “cheap” relative values.  We believe the market run up over the past six months is too much too soon and would be more constructive on the market in a pullback.

Fund Performance:
The Profit Fund outperformed the Index during the fiscal year 2009 primarily due to positions in the Information Technology and Financials sectors.  It is our belief that much of the growth in the market will come from the Technology sector.  Therefore, we maintained a material overweight in the sector.   This allocation decision proved to be accretive, adding nearly 2% to the portfolio’s performance relative to the Index.  Within the Technology sector, Western Digital and Citrix Systems were the largest contributors, appreciating 71.34% and 55.30%, respectively.  Western Digital has benefited from the increasing consumer demand for external hard drives to store pictures and other memories.  Sales of Citrix’ virtualization products have been strong, exceeding expectations that were lowered last year.

Given our concerns about the economy in general and the housing market in particular, we took a more defensive posture by overweighting Health Care and underweighting Financials.  In both cases, this worked to our advantage.  We also benefited from our individual stock selections in both the Financials and Health Care sectors.  While Health Care stocks in the Index declined 3.61%, our Health Care stocks only declined 1.37%.

In Financials, our selections outperformed the Index by almost 18%.  Much of the out performance came from holding Franklin Resources and Goldman Sachs, which appreciated 15.59% and 45.97%, respectively.   Both names benefit from general market appreciation.  Franklin Resources is gaining share as a result of the rising popularity of its international funds.  Further, a rising stock market increases assets under management and expands margins.  Goldman Sachs is a best in class financial firm.  Last year, the market questioned the future of the investment banking industry.  Investors are now more comfortable with their business model.  Goldman Sachs has grown organically and continues to gain market share.

The most significant detractors from our performance were our decisions related to the Consumer Discretionary and Energy sectors.  We were underweight both sectors, and in both cases it proved to be detrimental to our performance.  Our Consumer Discretionary holdings declined 7.16%, primarily driven by a 31.77% decline in Marriott International as a result of the economy and the impact of restrictive lending policies on their time share business.

Our Energy holdings declined by 20.28%, 6% more than the Index as a result of a 47.52% decline in Valero Energy and a 39.78% decline in Marathon Oil Corp.  Both are tied to the oil refining market.  Refineries are under pressure due to declining demand as a result of the slower economy.   That said, the cash position detracted 65 basis points from our relative performance, more than any of the aforementioned sectors.

Purchases and Sales:

Purchases:

In general, the purchases were designed to add growth to the portfolio.  Despite our concerns about the poor macro-economic outlook, we became somewhat less defensive during the course of the last six months in order to ensure that the portfolio keeps up with the rising market.

•	Aetna, Inc.: We initiated our position in Aetna to benefit from expanded health care coverage as a result of the Health Care legislation.

•
Costco Stores: We added Costco Stores to benefit from the company’s expanding margins. The company is a best in class warehouse store retailer with a strong value message that resonates among cash strapped consumers.

•	Southwest Airlines: We initiated a position in Southwest Airlines to benefit from the rebound in the airline industry.

•	Visa, Inc.: We initiated a position in Visa to benefit from the rising debit card usages among consumers with limited access to credit.

Sales:

•	Genentech: Genentech was acquired by Roche.

•	Waste Management: We sold Waste Management because they made an acquisition which was outside of their core business.

Outlook:
Economic data continues to be mixed at best with continued difficulty in employment and a housing market oversupply overshadowing recent manufacturing pick up led by inventory rebuilds and a noticeable increase in consumer confidence and spending.  While recent economic data shows some positive signs this likely indicates economic stabilization, not the robust growth and V-shaped recovery the market is pricing in.

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in The Profit Fund investment style.  We look forward to serving your investment needs for many years to come.

Eugene Profit
President/Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the Standard & Poor’s 500 Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2009)

	1 Year	5 Years	10 Years
The Profit Fund	-0.29%	1.84%	1.51%
Standard & Poor’s 500 Index	-6.91%	1.02%	-0.15%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE PROFIT FUND

 The Profit Fund vs S&P 500 Index
Sector Diversification
As of September 30, 2009
(Unaudited)

Top Ten Equity Holdings
September 30, 2009
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	3.7%
EMC Corp.	3.3%
QUALCOMM, Inc.	3.2%
Citrix Systems, Inc.	3.2%
Western Digital Corp.	3.0%
Cisco Systems, Inc.	3.0%
United Technologies Corp.	2.7%
Danaher Corp.	2.7%
NVIDIA Corp.	2.6%
Rockwell Collins, Inc.	2.6%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares	Common Stocks — 95.8%	Value

	Consumer Discretionary — 6.6%
	Hotels, Restaurants & Leisure — 1.6%
4,120	Yum! Brands, Inc.	$139,091

	Media — 2.5%
8,217	Walt Disney Co. (The)	225,639

	Specialty Retail — 2.5%
4,660	Home Depot, Inc.	124,142
4,297	Staples, Inc.	99,776
		223,918
	Consumer Staples — 8.2%
	Beverages — 4.5%
4,155	Coca-Cola Co. (The)	223,124
2,977	PepsiCo, Inc.	174,631
		397,755
	Food & Staples Retailing — 3.7%
2,210	Costco Wholesale Corp.	124,777
4,102	Wal-Mart Stores, Inc.	201,367
		326,144
	Energy — 6.3%
	Energy Equipment & Services — 2.3%
2,376	Transocean Ltd. (a)	203,219

	Oil, Gas & Consumable Fuels — 4.0%
20,625	El Paso Corp.	212,850
3,420	XTO Energy, Inc.	141,314
		354,164
	Financials — 8.3%
	Capital Markets — 3.8%
2,009	Franklin Resources, Inc.	202,105
767	Goldman Sachs Group, Inc. (The)	141,396
		343,501
	Diversified Financial Services — 1.8%
3,584	JPMorgan Chase & Co.	157,051

	Insurance — 2.7%
3,200	AFLAC, Inc.	136,768
1	Berkshire Hathaway, Inc. - Class A (a)	101,000
		237,768
	Health Care — 13.9%
	Biotechnology — 6.0%
3,069	Amgen, Inc. (a)	184,846
3,573	Celgene Corp. (a)	199,731
3,254	Gilead Sciences, Inc. (a)	151,571
		536,148

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.8% (Continued)	Value
	Health Care — 13.9% (Continued)
	Health Care Equipment & Supplies — 4.4%
12,692	Hologic, Inc. (a)	$207,387
4,975	Medtronic, Inc.	183,080
		390,467
	Health Care Providers & Services — 1.9%
3,246	Quest Diagnostics, Inc.	169,409

	Pharmaceuticals — 1.6%
2,334	Johnson & Johnson	142,117

	Industrials — 15.0%
	Aerospace & Defense — 7.5%
2,899	General Dynamics Corp.	187,275
4,575	Rockwell Collins, Inc.	232,410
3,995	United Technologies Corp.	243,415
		663,100
	Air Freight & Logistics — 1.7%
2,700	United Parcel Service, Inc. - Class B	152,469

	Industrial Conglomerates — 2.1%
11,163	General Electric Co.	183,297

	Machinery — 3.7%
3,608	Danaher Corp.	242,891
2,118	Illinois Tool Works, Inc.	90,460
		333,351
	Information Technology — 33.6%
	Communications Equipment — 6.2%
11,103	Cisco Systems, Inc. (a)	261,365
6,392	QUALCOMM, Inc.	287,512
		548,877
	Computers & Peripherals — 11.6%
1,792	Apple, Inc. (a)	332,183
17,276	EMC Corp. (a)	294,383
2,910	Hewlett-Packard Co.	137,381
7,260	Western Digital Corp. (a)	265,208
		1,029,155
	Internet Software & Services — 3.7%
6,625	Akamai Technologies, Inc. (a)	130,380
400	Google, Inc. (a)	198,340
		328,720
	IT Services — 1.2%
1,520	Visa, Inc. - Class A Shares	105,047

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.8% (Continued)	Value
	Information Technology — 33.6% (Continued)
	Semiconductors & Semiconductor Equipment — 5.2%
11,845	Intel Corp.	$231,807
15,569	NVIDIA Corp. (a)	234,002
		465,809
	Software — 5.7%
6,552	Adobe Systems, Inc. (a)	216,478
7,325	Citrix Systems, Inc. (a)	287,360
		503,838
	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 3.9%
5,776	AT&T, Inc.	156,010
6,463	Verizon Communications, Inc.	195,635
		351,645

	Total Common Stocks (Cost $7,906,418)	$8,511,699

Shares	Money Market Funds — 4.5%	Value
198,380	Evergreen Institutional Money Market Fund, 0.13% (b)	$198,380
198,380	Fidelity Institutional Government Portfolio, 0.10% (b)	198,380
	Total Money Market Funds (Cost $396,760)	$396,760

	Total Investment Securities at Value — 100.3% (Cost $8,303,178)	$8,908,459

	Liabilities in Excess of Other Assets — (0.3%)	(26,674)

	Net Assets — 100.0%	$8,881,785

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2009.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

ASSETS
Investments in securities:
At acquisition cost	$8,303,178
At value (Note 2)	$8,908,459
Receivable for investment securities sold	108,340
Receivable for capital shares sold	800
Dividends receivable	5,998
Receivable from Adviser (Note 4)	261
Other assets	8,351
TOTAL ASSETS	9,032,209

LIABILITIES
Payable for investment securities purchased	124,841
Payable for capital shares redeemed	1,187
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	644
Other accrued expenses	17,752
TOTAL LIABILITIES	150,424

NET ASSETS	$8,881,785

Net assets consist of:
Paid-in capital	$8,876,269
Accumulated net realized losses from security transactions	(599,765)
Net unrealized appreciation on investments	605,281
Net assets	$8,881,785

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	573,122

Net asset value, offering price, and redemption price per share	$15.50

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2009

INVESTMENT INCOME
Dividends	$110,794

EXPENSES
Investment advisory fees (Note 4)	62,469
Professional fees	39,100
Accounting services fees (Note 4)	30,000
Administration fees (Note 4)	24,000
Transfer agent fees (Note 4)	18,000
Registration fees	14,351
Insurance expense	12,913
Postage and supplies	11,649
Distribution expense (Note 4)	9,262
Reports to shareholders	6,152
Custodian and bank service fees	4,740
Trustees’ fees	3,000
Other expenses	7,992
TOTAL EXPENSES	243,628
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(122,928)
NET EXPENSES	120,700

NET INVESTMENT LOSS	(9,906)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(599,766)
Net change in unrealized appreciation (depreciation) on investments	584,936

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(14,830)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(24,736)

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2009	Year Ended September 30, 2008
FROM OPERATIONS
Net investment loss	$(9,906)	$(49,007)
Net realized gains (losses) from security transactions	(599,766)	594,452
Net change in unrealized appreciation (depreciation) on investments	584,936	(2,727,652)
Net decrease in net assets from operations	(24,736)	(2,182,207)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(248,753)	(1,231,158)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,624,339	292,007
Reinvestment of distributions to shareholders	247,875	1,227,268
Payments for shares redeemed	(1,158,190)	(1,178,753)
Net increase in net assets from capital share transactions	714,024	340,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	440,535	(3,072,843)

NET ASSETS
Beginning of year	8,441,250	11,514,093
End of year	$8,881,785	$8,441,250

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	122,833	15,088
Shares issued in reinvestment of distributions to shareholders	20,022	61,983
Shares redeemed	(91,470)	(59,074)
Net increase in shares outstanding	51,385	17,997
Shares outstanding, beginning of year	521,737	503,740
Shares outstanding, end of year	573,122	521,737

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each year:
	Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007	Year Ended Sept. 30, 2006	Year Ended Sept. 30, 2005
Net asset value at beginning of year	$16.18	$22.86	$20.19	$19.34	$17.61

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.09)	(0.17)	(0.29)	(0.15)
Net realized and unrealized gains (losses) on investments	(0.15)	(4.04)	3.51	1.64	1.88
Total from investment operations	(0.17)	(4.13)	3.34	1.35	1.73

Less distributions:
From net realized gains from security transactions	(0.51)	(2.55)	(0.67)	(0.50)	—

Net asset value at end of year	$15.50	$16.18	$22.86	$20.19	$19.34

Total return (a)	(0.29% )	(20.12% )	16.92%	7.10%	9.82%

Net assets at end of year (000’s)	$8,882	$8,441	$11,514	$10,941	$11,655

Ratio of net expenses to average net assets (b)	1.75%	1.75%	1.85%	2.45%	2.45%

Ratio of net investment loss to average net assets	(0.14% )	(0.48% )	(0.77% )	(1.41% )	(0.77%	)

Portfolio turnover rate	31%	40%	39%	32%	65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.53%, 3.34%, 3.18%, 3.23% and 3.37% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2009

1.  Organization

The Profit Fund (the “Fund”) is a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940.  The Trust was organized as a Massachusetts business trust on June 14, 1996.  The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund’s investment objective.

2.  Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price.  Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.  Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.  Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.  Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting Principles Generally Accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and require additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  The tax character of distributions paid during the years ended September 30, 2009 and 2008 was long-term capital gains.

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of September 30, 2009:

Cost of portfolio investments	$8,303,178
Gross unrealized appreciation	$1,265,178
Gross unrealized depreciation	(659,897)
Net unrealized appreciation	$605,281
Capital loss carryforward	(266,605)
Post-October losses	(333,160)
Accumulated earnings	$5,516

As of September 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $266,605, which expires on September 30, 2017.  In addition, the Fund had net realized capital losses of $333,160 during the period November 1, 2008 through September 30, 2009, which are treated for federal income tax purposes as arising during the Fund’s tax year ending September 30, 2010.  The capital loss carryforward and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2009, the Fund reclassified accumulated net investment loss of $9,906 and overdistributed long-term gains of $20 against paid-in capital on the Statement of Assets and Liabilities.  Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2006 through September 30, 2008) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the year ended September 30, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $2,252,189 and $2,127,604, respectively.

4.  Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”).  Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

The Fund pays each Trustee who is not affiliated with the Adviser a per meeting fee of $250.  Trustees who are affiliated with the Adviser do not receive compensation.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement.  Effective February 1, 2009, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.  Prior to February 1, 2009, the Fund paid the Adviser an investment advisory fee at an annual rate of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2011, to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses so that the Fund’s ordinary operating expenses do not exceed 1.75% per annum of the Fund’s average daily net assets (the “Expense Cap”).  As a result of the Expense Cap, the Adviser waived all of its investment advisory fees in the amount of $62,469 and reimbursed other Fund operating expenses totaling $60,459 during the year ended September 30, 2009.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund’s average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee.  In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the “Plan”) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares.  The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets.  The Fund paid distribution related expenses of $9,262 under the Plan during the year ended September 30, 2009.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund.  The Distributor is a wholly owned subsidiary of Ultimus.  The Distributor receives $6,000 annually for its services through the Fund’s 12b-1 Plan.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all existing non-SEC accounting and reporting standards.  All other non-grandfathered, non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore, the Fund has adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement, and has determined that it does not have a material impact on the determination or reporting of these financial statements.

6.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on November 20, 2009 and has noted no such events.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
and the Shareholders of The Profit Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of beneficial interest in Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 20, 2009

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2009) and held until the end of the period (September 30, 2009).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report.   For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value April 1, 2009	Ending Account Value Sept. 30, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,332.80	$10.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling 1-888-744-2337.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The officers have been elected for an annual term.  The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	45	President and Trustee	Since June 1996
Kim M. Keenan	1015 33rd Street, NW Washington, D.C. 20007	47	Trustee	Since March 2009
Robert M. Milanicz	750 First Street, NE Washington, D.C. 20002	61	Trustee	Since October 1996
**Michelle Q. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	44	Chief Compliance Officer	Since October 2004
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	52	Vice President	Since October 2001
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	47	Treasurer	Since October 2001
John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	53	Secretary	Since October 2001

*	Eugene A. Profit, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15 (d) of the Exchange Act.  The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Kim M. Keenan is Principal and founder of The Keenan Firm, PLLC (a law firm). From July 1991 to January 2008, she was a Senior Trial Attorney with Jack H. Olender & Associates, P.C. (a law firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-888-744-2337.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2009.  On December 31, 2008, the Fund declared and paid a long-term capital gain distribution of $0.5053 per share.  As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, this capital gain distribution made by the Fund was subject to a maximum tax rate of 15%.  As required by federal regulations, complete information was computed and reported in conjunction with your 2008 Form 1099-DIV.

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim M. Keenan
Robert M. Milanicz

Investment  Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current Fund prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,000 with respect to the registrant’s fiscal years ended September 30, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*	/s/ Eugene A. Profit
Eugene A. Profit, President

Date          November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eugene A. Profit
Eugene A. Profit, President

Date          November 30, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date _        November 30, 2009

* Print the name and title of each signing officer under his or her signature.